              AMENDMENT TO THE MICROELECTRONICS PURCHASE AGREEMENT

This Amendment effective as of JULY 17, 2002 to the Microelectronics Purchase Agreement by and between Agere Systems Inc. ("Agere" or "Seller") and Lucent Technologies Inc. ("Lucent" or "Buyer") dated as of February 1, 2001 (the "Agreement").

WHEREAS, for their mutual benefit Buyer and Seller desire to amend and supplement the terms and conditions of the Agreement as provided hereunder;

NOW, THEREFORE, the parties agree as follows:

1.         AMENDMENT TO TERM OF AGREEMENT:

Section 1 of the Agreement, "Term," is deleted and replaced in its entirety to read as follows:

           1.        TERM OF THE AGREEMENT

           The term of this Agreement shall commence on the Effective Date and shall expire on September 30, 2006, unless earlier terminated in accordance with the provisions hereof (the "Term"). The Term will automatically extend for additional one (1) year periods unless either party gives at least three (3) months' written notice prior to the then-effective expiration date of its intention not to extend this Agreement. The rights and obligations of the parties which by their nature would continue beyond the termination, cancellation, or expiration of this Agreement, shall survive such termination, cancellation or expiration.

2.         AMENDMENT TO MINIMUM PURCHASE COMMITMENT:

Section 3 of the Agreement, "Minimum Purchase Commitment" is deleted and replaced in its entirety to read as follows:

           3.         PURCHASE COMMITMENTS:

           A.        2002 Annual Commitment

           1. For the period from February 1, 2001 through January 31, 2002 (the "Initial Period"), the parties agree that (i) regardless of any other commitment expressed as to such period, Buyer's actual purchases during the Initial Period shall be deemed sufficient to satisfy its commitment for it, and (ii) the provisions of Attachments B and C to the Agreement, including without limitation, the most favored customer pricing and related audit provisions, shall not apply to purchases and sales made during the Initial Period.

                            AGERE/LUCENT PROPRIETARY

           2. Notwithstanding anything contained herein to the contrary, Buyer agrees that its purchases of Existing Products for the period that commenced on October 1, 2001 and continues through September 30, 2002, will be the greater of (ii) $250,000,000 and (ii) ninety percent of its requirements for such Existing Products (the "2002 Annual Commitment"). As used herein, "Existing Products" means microelectronics and optoelectronics products (custom or standard) of the kind currently being purchased by Lucent from Agere, and any next generation or successor products thereto.

           3. The 2002 Annual Commitment will be deemed to have been met only if the dollar value of orders for Existing Products issued by Buyer and accepted by Seller, and paid for by Lucent during Fiscal Year 2002, equals the greater of (i) $250,000,000 and (ii) ninety percent of its requirements. Payments for purchases by Lucent Affiliates and Buyer Subcontractors will also count toward meeting the 2002 Annual Commitment and Purchase Requirements (specified below). The terms and conditions of the Agreement will be continue to be extended to such Affiliates and Buyer Subcontractors, as provided in Section 2 of the Agreement, with any limitations on liability applying on a prorated basis.

           4. The ninety percent purchase requirement in Section A.2 above applies to both Lucent's aggregate requirements for Existing Products and individual Existing Product code requirements (i.e., Lucent must purchase from Agere at least (i) ninety percent of its total Existing Product requirements, and (ii) ninety percent of its requirements for any individual Existing Product code), provided that Agere is competitive, with respect to price, interval and technological merit. "Competitive with respect to price" will be deemed satisfied if Agere's quoted price falls within +/- 5% of the average price of three credible competitive quotes. "Competitive with respect to interval" will be deemed satisfied if Agere meets Lucent's requested interval period, or if it is as good as the interval offered by three credible competitive quotes. "Competitive with respect to technological merit" will be deemed satisfied if Agere's products substantially meet Lucent's specifications on quality, features, form, and functionality.

           B.         Purchase Requirements:

           1. For each of the four fiscal years (Fiscal Year) commencing October 1, 2002, October 1, 2003, October 1, 2004 and October 1, 2005, Lucent agrees to purchase from Agere at least ninety percent (90%) of its requirements for Existing Products during each Fiscal Year (on both an aggregate and a comcode basis, and provided Agere is competitive, with respect to price, interval and technological
           merit, all as per    Section 3.A.4 above).

                            AGERE/LUCENT PROPRIETARY

           2. Effective as of the date of this Amendment, Lucent shall furnish Agere with all Lucent requests for quotations ("RFQs") covering Existing Products and New Products, and any proposals for joint development or joint research efforts with third parties that may lead to development or production of New Products, ("Proposals"). In connection with RFQs covering New Products, and Proposals, Lucent shall (a) award Agere at least a sixty percent (60%) share of the business covered by any RFQ bid on by Agere, provided that Agere is competitive, with respect to price, interval and technological merit, as defined in Section 3.A.4 above or (b) proceed first with Agere in good faith as to such Proposal, provided Agere is competitive in terms of applicable criteria established by Lucent. For purposes of this Section 3.B.2, "New Products" means standard or custom microelectronics and optoelectronics products (excluding Existing Products) within Agere's served available market during the Term.

           3. Agere shall have the right during the Term of the Agreement, at its own expense, to examine Lucent's records, at reasonable times in a reasonable manner, in order to verify that Lucent has complied with the provisions of Section 3.B (the "Purchase Requirements").

           4. The parties agree that Attachment B of the Agreement is deleted in its entirety.

           5. "Fiscal Year" means the twelve months' period commencing on each October 1st and ending September 30th of the following calendar year.

           C.         Disputes

           Notwithstanding anything contained in the Agreement to the contrary, in the event of any claimed breach of any provision of the Agreement, as amended and supplemented hereby, the parties agree to meet to discuss the appropriate compensation due to the claimant, and to employ the dispute resolution procedures in Section 31 of the Agreement if requested by either party. Agere and Lucent agree that with respect to any disputes concerning the 2002 Annual Commitment or Purchase Requirements, the profit margin on any Product will be deemed to be twenty percent.

                            AGERE/LUCENT PROPRIETARY

3.         INTELLECTUAL PROPERTY

Lucent and Agere also agree to enter into a Letter Agreement, dated the date hereof, covering certain intellectual property matters, substantially in the form attached hereto as Attachment 1.

4.         ACCESS AND SUPPORT WITH ELECTRICAL MANUFACTURING SYSTEMS PARTNERS
           (EMS):

Lucent agrees to use reasonable commercial efforts to cause EMS to grant more business than it currently has with Agere. This includes joint visits with Lucent to the EMS.

5.         REAL ESTATE:

Lucent agrees to allow Agere to vacate all or a portion of any Lucent facility with an immediate corresponding reduction in rent.

6.         MODIFICATION TO SECTION 13:

Section 13 of the Agreement, "Rescheduling and Termination of Orders," is modified by adding the following sentence to the third paragraph:

           Agere agrees to continue to extend the flexibility with respect to rescheduling offered under Section 13 of the Agreement, subject to the following:

           In the event of termination of any Order after reschedule(s) requested by Buyer, any liability for such termination charges will be determined using the original acknowledged delivery date rather than the rescheduled delivery date.


7.         AMENDMENT TO ATTACHMENT C:

Attachment C of the Agreement is deleted and replaced to read in its entirety as set forth in Exhibit A to this Amendment.


8.         EFFECT OF AMENDMENT

Except as expressly modified by this Amendment, the terms and conditions of the Agreement remain in full force and effect. Unless defined otherwise herein, initial case

                            AGERE/LUCENT PROPRIETARY
capitalized terms have the meanings ascribed to them in the Agreement.


IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year above written.


ACCEPTED AND AGREED:

LUCENT TECHNOLOGIES INC.                        AGERE SYSTEMS INC.

By:   /s/    Frank A. D'Amelio                  By:      /s/   Mark T. Greenquist
      ---------------------------------                 -------------------------
      Name:  Frank A. D'Amelio                          Name:  Mark T. Greenquist
      Title: Executive Vice President                   Title: Executive Vice President
             and Chief Financial                               and Chief Financial
             Officer                                           Officer

Date:        July 17, 2002                      Date:          July 17, 2002
      ---------------------------------                 ------------------------

                            AGERE/LUCENT PROPRIETARY

                                                                       EXHIBIT A

                              REVISED ATTACHMENT C


Contract No. HO32010023
Attachment C


PRICING PROCESS

Orders will be invoiced based on price in effect at time of shipment or withdrawal from consignment whichever is applicable.

Price revisions shall be handled as follows:

Once a year at a time mutually agreed to by the parties, pricing shall be renegotiated. Price revisions shall be based on Buyer's estimated annual forecast. Buyer's forecast is provided for planning purposes only and shall not be construed as a commitment.

Notwithstanding the annual negotiations, Seller or Buyer may request a decrease in price for any Product at any time and Seller may request an increase in price with sixty (60) days written notice.

Any revision in prices based on the above procedures shall be mutually agreed to by the parties.

Agere shall not be required to offer pricing negotiated with Lucent (including the Favored Customer Pricing below) to any Buyer Subcontractor that is also an Agere distributor or VAR.

Provided Lucent meets the 2002 Annual Commitment and Purchase Requirements set forth in this Agreement, the price to Buyer for each Standard Product (as determined by the comcode) during a Fiscal Year will be no less favorable to Buyer than the price Seller charges to its other customers in the same country (other than Seller distributors or VARs, or Seller internal customers, either directly or through their contract manufacturers; and special pricing associated with one time product promotional sales and special inventory clearances) which purchase the same or greater quantities of the same Products (i.e. a product with the same comcode) at similar times and with similar delivery schedules during such Fiscal Year, under substantially similar terms and conditions ("Favored Customer Pricing"). "Purchase Requirements" refers to Lucent's obligations under Section 3.B of the Agreement.

                            AGERE/LUCENT PROPRIETARY

For purposes of the foregoing paragraph, the term "other customers" shall exclude Affiliates of Agere, distributors, resellers, sales agents, federal, state, municipal and other governmental entities. Further, the following sales shall not be considered in any price comparisons: market entry sales, promotional offers or the provision of laboratory, trial, test and demonstration Product.

Buyer shall have the right, no more than once a Fiscal Year during the term of this Agreement or one Fiscal Year thereafter, at its own expense, to examine the applicable books and records of Seller in order to verify that Buyer has received Most Favored Pricing pursuant to the terms of this Agreement, and prompt adjustment shall be made to compensate for any errors or omissions disclosed by such audit. Any such audit shall be conducted by an independent certified public accountant firm chosen by Buyer (other than on a contingent fee basis) and approved by Seller, and shall be conducted during regular business hours at Seller's offices and in such a manner as not to interfere with Seller's normal business activities. Any audits shall cover only the most recent previous Fiscal Year period. If Buyer request an audit, Buyer shall make available to Seller the records and reports pertaining to such audit prepared by the independent auditor(s) that conducted such audit.

                            AGERE/LUCENT PROPRIETARY

                                                                    ATTACHMENT 1



July 17, 2002

Mr. Gerard A. deBlasi
Vice President
Intellectual Property Business & Law
Agere Systems
2 Oak Way
Berkeley Heights, New Jersey 0792

Re:     INTELLECTUAL PROPERTY MATTERS

Dear Gerry:

           This is to confirm that in previous communications, Agere Systems Inc. ("Agere") and Lucent Technologies Inc. ("Lucent") have agreed as follows:


1. Lucent will transfer the following United States patents and patent applications to Agere, as well as foreign counterparts thereto, pursuant to a patent assignment, a form of which is attached hereto as Exhibit 1:

      Heismann                                                                               5,361,270
           Polarization modulation

      Benesty 1-7-7-11                                                                       5,828,756
           Echo cancellation

      Herrig                                                                                 4,835,737

                    Method and apparatus for controlled removal and insertion of circuit modules
      Edler 1-4                                                                              Application
           Coding of audio signals

      Edler 2-2-6                                                                            Application
           Representing masked thresholds

      Edler 3-4                                                                              Application
           Coding

      Faller 1                                                                               Application
           Coder bit allocation

                            AGERE/LUCENT PROPRIETARY

      Kroon 7-9                                                                              6,366,888
           Multi-rate coding

      Elko                                                                                   4,802,227
           Noise reduction (automotive area)

      Gupta 1-1-1-1                                                                          5,430,713
           Frequency hopping

      Juang 25                                                                               Application
           Coding and transmission with time diversity

      Meisner                                                                                6,225,134

      Cuthbert                                                                               6,248,485

      Seshadri                                                                               5,751,739

      Van Nee                                                                                6,175,550

           Agere and Lucent agree that Lucent retains an exclusive right to sublicense the Seshadri patent for present and future wireless applications, other than wireless LAN applications, that utilize unequal error protection such as 3G. Lucent will have a non-exclusive right to sublicense the Seshadri patent for wireless LAN applications.

2. Lucent hereby assigns to Agere the following patent license agreements, including all rights, duties and obligations thereof, to the full extent it has a right to do so:

           -          Antec Patent License Agreement dated February 1, 2000.

           - U.S. Robotics Patent License Agreement dated October 1, 1993. Agere will assign to Lucent the same agreement on or before December 31, 2005.

           - Lucent will assign to Agere of the right to receive royalties under the Patent License Agreement between Sumitomo and AT&T dated June 23, 1979 with respect to the following grant areas: Film Devices, Lasers, Optical Couplers, Optical Modulators, Semiconductive Apparatus, and Wired Circuit Units.

                            AGERE/LUCENT PROPRIETARY

3. Lucent hereby waives all obligations of Agere with respect to the $20 million which is payable to Lucent by Agere as a settlement of payments owed under certain license agreements on account of credits earned by third parties for purchases of product from Agere.

4. All transfers and assignments that are the subject of this letter shall be carried out within ten (10) days of the date of this letter.

5. All other terms and conditions of the agreements between Lucent and Agere shall remain unchanged.

           Please indicate your confirmation of the foregoing by signing and dating this Letter in the space provided below. Kindly return an executed copy to me at my address set out above.

Regards,

D. Laurence Padilla


Accepted and Agreed to by:

AGERE SYSTEMS


-------------------------------
Signature

-------------------------------
Title

-------------------------------
Date

                            AGERE/LUCENT PROPRIETARY

                                    Exhibit 1

                                PATENT ASSIGNMENT

           THIS PATENT ASSIGNMENT (this "Assignment"), effective as of __, 2002 (the "Effective Date"), is by and between Lucent Technologies Inc., a Delaware corporation, with offices at 600 Mountain Avenue, Murray Hill, New Jersey 07974, United States of America, ("ASSIGNOR") and Agere Systems Guardian Corp., a Delaware corporation, with offices at 555 Union Boulevard, Allentown, PA 18109, United States of America ("Agere Systems Guardian").

                                    RECITALS

           WHEREAS, ASSIGNOR presently owns or controls certain patents, patent applications, and invention submissions listed in the attached Appendix A (hereinafter "TRANSFERRED PATENTS") and; WHEREAS, in furtherance of the foregoing separation, ASSIGNOR desires to transfer, assign, convey, deliver and vest all of its interests and rights in TRANSFERRED PATENTS for all countries, jurisdictions and political entities of the world, to and in Agere Systems Guardian;

           NOW, THEREFORE, in consideration of the promises and for other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

           ASSIGNOR, subject to existing rights and licenses of third parties, does hereby assign, convey, transfer and deliver, and agrees to assign, convey, transfer and deliver to Agere Systems Guardian, its successors, assigns and legal representatives or nominees, ASSIGNOR's entire right, title and interest, for all countries, jurisdictions and political entities of the world, along with the right to sue for past infringement, to all TRANSFERRED PATENTS listed on Appendix A, and corresponding counterpart foreign patents and patent applications, with respect to which, and to the extent to which, ASSIGNOR now has or hereafter acquires the right to so assign, convey, transfer and deliver.

           ASSIGNOR agrees that, upon request it will, at any time without charge to Agere Systems Guardian, but at Agere Systems Guardian's expense, furnish all necessary documentation relating to or supporting chain of title, sign all papers, take all rightful oaths, and do all acts which may be necessary, desirable or convenient for vesting title to TRANSFERRED PATENTS in Agere Systems Guardian, its successors, assigns and legal representatives or nominees; including but not limited to any acts which may be necessary, desirable or convenient for claiming said rights and for securing and maintaining patents for said inventions in any and all countries and for vesting title thereto in Agere Systems Guardian and its respective successors, assigns and legal representatives or nominees.

           Notwithstanding the foregoing, ASSIGNOR and Agere Systems Guardian agree that ASSIGNOR shall retain an exclusive right to sublicense the Seshadri patent for

                            AGERE/LUCENT PROPRIETARY
present and future wireless applications, other than wireless LAN applications, that utilize unequal error protection. ASSIGNOR will have a non-exclusive right to sublicense the Seshadri patent for wireless LAN applications.

IN WITNESS WHEREOF, the parties have caused this PATENT ASSIGNMENT to be executed by their duly authorized representatives as of the Effective Date.


                            LUCENT TECHNOLOGIES INC.

                            By:
                               ---------------------------
                               D.L. Padilla
                               President, Intellectual Property Business


                            AGERE SYSTEMS GUARDIAN CORP.


                            By:
                               ---------------------------
                               Gerard A. deBlasi
                               Vice President

                            AGERE/LUCENT PROPRIETARY

                                   APPENDIX A

                               TRANSFERRED PATENTS

      Heismann                                                                               5,361,270
           Polarization modulation

      Benesty 1-7-7-11                                                                       5,828,756
           Echo cancellation

      Herrig                                                                                 4,835,737

                    Method and apparatus for controlled removal and insertion of circuit modules

      Edler 1-4                                                                              Application
           Coding of audio signals

      Edler 2-2-6                                                                            Application
           Representing masked thresholds

      Edler 3-4                                                                              Application
           Coding

      Faller 1                                                                               Application
           Coder bit allocation

      Kroon 7-9                                                                              6,366,888
           Multi-rate coding

      Elko                                                                                   4,802,227
           Noise reduction (automotive area)

      Gupta 1-1-1-1                                                                          5,430,713
           Frequency hopping

      Juang 25                                                                               Application
           Coding and transmission with time diversity

      Mersner                                                                                6,225,134

      Cuthbert                                                                               6,248,485

      Seshadri                                                                               5,751,739

      Van Nee                                                                                6,175,550

                            AGERE/LUCENT PROPRIETARY
                                       13